CONFIDENTIAL OFFERING MEMORANDUM
                      DATED:   JUNE 3, 2003

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|                                                                            |
|             Canterbury Consulting Group, Inc. ("CITI")                     |
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|            (A Commonwealth of Pennsylvania Corporation)                    |
|                                                                            |
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                SENIOR CONVERTIBLE PROMISSORY NOTES

                        ($35,500 PER NOTE)
                     (MAXIMUM SALE OF 14 NOTES)

                                    Placement
                      Price to      Discounts and           Proceeds to the
                       Public       Commissions                 Company (1)
-----------------------------------------------------------------------------
Total Maximum        $497,000          -----                   $497,000

(1) Before the deduction of expenses of this Offering, including, but not limited to, legal, accounting, consulting and printing expenses, which are estimated to be approximately $10,000.

                                            Dated:  June 3, 2003


                   PRIVATE PLACEMENT MEMORANDUM

                Canterbury Consulting Group, Inc.

      A Maximum of $497,000 Senior Convertible Promissory Notes

    Canterbury Consulting Group, Inc. (the "Company" or "CITI") is a corporation organized under the laws of the Commonwealth of Pennsylvania and a public company trading on the Nasdaq Stock Market under the symbol
"CITI."   This Offering of Senior Convertible Promissory Notes is
being made pursuant to Regulation D, Rule 506 or rule 4(2) of the Securities Act of 1933, as amended (the "Act"), on a best efforts basis. The Company intends to accept only subscriptions of one $35,500, 7 3/4% senior convertible note per person. All checks or wires are to be made out to "Canterbury Consulting Group, Inc." and directed to the Company at 352 Stokes Road, Suite 200, Medford, NJ 08055. The Company reserves the right to accept or reject subscriptions from any individual or entity at any time prior to Closing.

    No person is authorized to give any information or to make any representations not contained in this Memorandum, and, if given or made, any information or representation not contained herein must not be relied upon as having been authorized by or on behalf of the Company. Neither delivery of this Memorandum nor any sale of the Shares shall at any time imply that the information contained herein is correct at any time subsequent to this date.

    This Memorandum does not contain all of the information that would normally appear in a prospectus for an offering registered under the Securities Act or that may be necessary to make an informed investment decision regarding an investment in the Shares. The Company will furnish or refer to various filings with the SEC as well as additional information to interested offerees upon request. Purchasers of the Shares will be required to acknowledge at the time of purchase that they have requested and received all information necessary to make an informed decision to Purchase the Shares.


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR WITH ANY STATE OR REGULATORY AGENCY UNDER ANY SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION PROVIDED IN SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER, AND MAY NOT BE RESOLD OR TRANSFERRED IN THE ABSENCE OF THE SATISFACTION OF CERTAIN CONDITIONS, INCLUDING AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS OR AN OPINION OF COUNSEL OF THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM OFFERS THE COMMON STOCK ONLY TO INVESTORS WHO QUALIFY AS "INSTITUTIONAL INVESTORS" PROVIDED, HOWEVER, THAT SHARES MAY BE OFFERED AND SOLD TO "ACCREDITED INVESTORS" AND A LIMITED NUMBER OF "NON-ACREDITED INVESTORS" (AS SUCH TERMS ARE DEFINED IN THE SECURITIES ACT OF 1933, AS AMENDED) AT THE WRITTEN CONSENT OF THE COMPANY. ALL INVESTORS MUST MEET CERTAIN SUITABILITY STANDARDS ESTABLISHED BY THE COMPANY, SUBJECT TO THE COMPANY'S RIGHT TO REJECT SUBSCRIPTIONS, IN WHOLE OR IN PART. THE MINIMUM SUBSCRIPTION WILL BE FOR 40,000 SHARES, UNLESS OTHERWISE APPROVED BY THE COMPANY.

THE SHARES OFFERED HEREBY WILL BE SOLD SUBJECT TO THE PROVISIONS OF A SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") CONTAINING CERTAIN REPRESENTATIONS, WARRANTIES, TERMS AND CONDITIONS. ANY INVESTMENT IN THE SHARES OFFERED HEREBY SHOULD BE MADE ONLY AFTER A COMPLETE AND THOROUGH REVIEW OF THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT. THE COMPANY RESERVES THE RIGHT IN ITS DISCRETION TO ACCEPT OR REJECT, IN WHOLE OR PART, ANY PROPOSED INVESTMENT IN THE SHARES.

THE SHARES AND THIS OFFERING HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AGENCY, NOR HAS SUCH COMMISSION OR ANY SUCH AGENCY PASSED UPON THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

INVESTMENT IN THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK. THESE SECURITIES ARE HIGHLY SPECULATIVE AND SHOULD ONLY BE
PURCHASED BY PERSONS WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. PROSPECTIVE PURCHASERS SHOULD CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" BEFORE PURCHASING SUCH SECURITIES.

THE SECURITIES DESCRIBED HEREIN ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS RELATING TO TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING OR SOLICITATION, SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHOM THE OFFERING IS MADE AND RESTRICT SUBSEQUENT TRANSFER OF THE SECURITIES DESCRIBED HEREIN.

THE SECURITIES DESCRIBED HEREIN ARE RESTRICTED WITH RESPECT TO
TRANSFERABILITY AND RESALE.  SUCH SECURITIES MAY NOT BE RESOLD OR
OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL OF THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH
REGISTRATION REQUIREMENTS.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. EXCEPT AS OTHERWISE INDICATED HEREIN, THIS MEMORANDUM SPEAKS AS OF THE DATE HEREOF. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

THIS MEMORANDUM IS SUBMITTED IN CONNECTION WITH THE OFFERING OF THE SECURITIES DESCRIBED HEREIN AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. BY ACCEPTING DELIVERY OF THIS MEMORANDUM, EACH POTENTIAL INVESTOR AGREES THAT HE, SHE OR IT WILL NOT DIVULGE THE CONTENTS HEREOF TO ANY PERSON OR ENTITY AND WILL RETURN IT (WITH ALL RELATED DOCUMENTS OR MATERIALS) TO THE COMPANY UPON REQUEST IF SUCH INVESTOR DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES. ANY REPRODUCTION OR DISTRIBUTION OF THIS DOCUMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR ACCOUNTING ADVICE, BUT SHOULD CONSULT THEIR LEGAL COUNSEL, ACCOUNTANTS AND BUSINESS ADVISORS ABOUT LEGAL, TAX AND ACCOUNTING MATTERS CONCERNING AN INVESTMENT IN THE SECURITIES DESCRIBED HEREIN.

CERTAIN PROVISIONS OF VARIOUS DOCUMENTS AND RECORDS ARE BRIEFLY SUMMARIZED IN THIS MEMORANDUM. SUCH SUMMARIES ARE NOT AND DO NOT PURPORT TO BE COMPLETE AND REFERENCE MUST BE MADE DIRECTLY TO SUCH DOCUMENTS AND RECORDS FOR COMPLETE INFORMATION CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES. COPIES OF SUCH DOCUMENTS ARE INCLUDED HEREWITH OR ARE AVAILABLE UPON REQUEST FROM THE COMPANY.

PROSPECTIVE INVESTORS ARE URGED TO READ THIS MEMORANDUM CAREFULLY. ALL PROSPECTIVE INVESTORS WILL HAVE AN OPPORTUNITY TO TALK WITH REPRESENTATIVES OF THE COMPANY TO VERIFY ANY OF THE INFORMATION INCLUDED HEREIN AND TO OBTAIN ADDITIONAL INFORMATION REGARDING THE COMPANY. THIS MEMORANDUM CONTAINS SUMMARIES OF CERTAIN DOCUMENTS. COPIES OF ALL MATERIAL DOCUMENTS, CONTRACTS AND FINANCIAL STATEMENTS RELATING TO THE COMPANY WILL BE MADE AVAILABLE TO PROSPECTIVE INVESTORS FOR INSPECTION DURING NORMAL BUSINESS HOURS UPON REQUEST TO THE COMPANY. THE DELIVERY OF THIS MEMORANDUM, ATTACHMENTS OR OTHER MATERIALS AT ANY TIME DOES NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED HEREIN OR THEREIN SINCE THE DATE HEREOF OR THEREOF.

ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS WITHOUT THE PRIOR WRITTEN PERMISSION OF THE COMPANY IS PROHIBITED. THIS MEMORANDUM IS FURNISHED FOR THE SOLE USE OF THE OFFEREE AND FOR THE SOLE PURPOSE OF PROVIDING INFORMATION REGARDING THE SECURITIES OFFERED HEREBY. NO OTHER USE OF THIS INFORMATION IS AUTHORIZED. THE DELIVERY OF THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THE SECURITIES OFFERED HEREBY NOR AN OFFER TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER WOULD BE UNLAWFUL. THE OFFEREE, BY ACCEPTING DELIVERY OF THIS MEMORANDUM AND ANY OTHER MATERIALS DELIVERED IN CONNECTION WITH THIS MEMORANDUM, AGREES NOT TO COPY THIS MEMORANDUM AND SUCH OTHER MATERIALS AND TO RETURN IT TOGETHER WITH ALL ATTACHMENTS AND EXHIBITS, TO THE COMPANY IF THE OFFEREE DOES NOT PURCHASE ANY OF THE SECURITIES.

EXCEPT AS HEREIN DISCUSSED, NO PERSON HAS BEEN AUTHORIZED BY THE COMPANY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION CONCERNING THE COMPANY OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

ANY ESTIMATES OR FORECASTS AS TO EVENTS THAT OCCUR IN THE FUTURE ARE BASED UPON THE BEST JUDGMENT OF THE COMPANY'S MANAGEMENT AS OF THE DATE OF THIS MEMORANDUM.

WHETHER SUCH ESTIMATES OR FORECASTS MAY BE ACHIEVED WILL DEPEND UPON THE COMPANY ACHIEVING ITS OVERALL BUSINESS OBJECTIVES AND THE AVAILABILITY OF FUNDS INCLUDING FUNDS FROM THE SALE OF THE SECURITIES OFFERED HEREBY. THERE IS NO GUARANTEE THAT ANY OF THESE FORECASTS WILL BE ATTAINED. ACTUAL RESULTS WILL VARY FROM THE FORECASTS AND SUCH VARIATIONS MAY BE MATERIAL.

THE COMPANY MAY ACCEPT OR REJECT ANY OFFER TO PURCHASE THE SECURITIES DESCRIBED HEREIN, IN WHOLE OR IN PART, FOR ANY REASON, AND THE COMPANY MAY WITHDRAW OR CANCEL THE OFFERING WITHOUT NOTICE. AFFILIATES OF THE COMPANY MAY ACQUIRE SECURITIES IN THIS OFFERING.

THE COMPANY RESERVES THE RIGHT TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE AMOUNT OF SHARES SUCH INVESTOR DESIRES TO PURCHASE.

THE COMPLETION OF EACH PURCHASE AND SALE OF THE SHARES WILL BE AT A PLACE AND TIME SPECIFIED BY THE COMPANY AND IN ACCORDANCE WITH THE PROVISIONS IN THE FORM OF THE SUBSCRIPTION AGREEMENT.

                     STATE NOTICE REQUIREMENTS

                    NOTICE TO NEW JERSEY RESIDENTS

    THIS CONFIDENTIAL OFFERING MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE NEW JERSEY BUREAU OF SECURITIES PRIOR TO ITS ISSUANCE AND USE. THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                    NOTICE TO NEW YORK RESIDENTS

    THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE
ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATIONS TO THE CONTRARY IS UNLAWFUL.

                    NOTICE TO FLORIDA RESIDENTS

    IF SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, THE FOLLOWING PROVISIONS WILL APPLY:

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA
SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN.
SS 517.061(11)(A)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT") PROVIDES THAT ANY PURCHASER OR SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER SS 517.061(11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE BUSINESS DAYS AFTER HE TENDERS CONSIDERATION FOR SUCH SECURITIES. THEREFORE, ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT WITHIN THREE BUSINESS DAYS AFTER TENDERING CONSIDERATION FOR THE SECURITIES BY TELEPHONE, TELEGRAM, OR LETTER NOTICE TO THE PRESIDENT AT THE ADDRESS OR TELEPHONE NUMBER SET FORTH HEREIN. ANY TELEGRAM OR LETTER SHOULD BE SENT
OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS
RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.


                     AVAILABLE INFORMATION

    The information set forth herein should be read together with, and is qualified in its entirety by reference to the information contained in, the exhibits hereto and to the following filings with the Securities and Exchange Commission which can be obtained from the SEC's website - www.sec.gov. Prospective investors should access the public filings delineated below. To the extent that such information is not consistent with the information set forth herein, the information herein will be deemed superseded by the information contained in such exhibits.

    Canterbury Consulting Group, Inc.'s public filings:
3/10/03      Form 10-K was filed for the fiscal year ended November 30,
             2002
4/11/03      Form 10-Q was filed for the quarter ended February 28, 2003
3/18/03      Form 8-K was filed on March 18, 2003 concerning the
             termination of employment of the President of Usertech/Canterbury Corp., a wholly owned subsidiary.
3/18/03      Form 8-K was filed on May 15, 2003 concerning Nasdaq
             notification of Company's listing qualification deficiency.


CONFIDENTIALITY

    The information contained in this Memorandum is confidential and proprietary to the Company and is being submitted to prospective investors solely for such investors' confidential use with the express understanding that, without the prior written permission of the Company, such prospective investors will not release this document or discuss the information contained herein or make reproductions of or otherwise use this Memorandum for any purpose other than evaluating a potential investment in the securities described herein. This Memorandum contains certain financial and other information (incorporated by reference or otherwise) concerning the Company which is material non-public information and should be treated as confidential. Receipt and acceptance of this Memorandum constitutes the recipient's acknowledgment that the information contained herein will be maintained in strict confidence by the recipient and will not be disclosed to any third parties.

    A prospective investor, by accepting delivery of this Memorandum, further agrees to promptly return to the Company this Memorandum and any other documents or information furnished if the prospective investor elects not to purchase any of the securities described herein or upon request of the Company.

INDEPENDENT EVALUATION

    This Memorandum does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire in evaluating an investment in the securities of the Company. Prior to the consummation of the offer and sale of any of the securities described herein, the Company will afford prospective investors an opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the securities described herein, the Company or other relevant matters and to obtain additional information to the extent the Company possesses such information or can acquire it without reasonable effort or expense. Any such questions should be directed to Stanton M. Pikus, Chairman of the Board, or Kevin J. McAndrew, President and Chief Executive Officer, at 352 Stokes Road, Suite 200, Medford, NJ 08055, (609) 953-0044 or by facsimile at (609) 953-0062. No person or entity has been authorized to give any information or to make representations about the Company or the Offering and, if given or made, any such information or representation by any other person or entity must not be relied upon as having been authorized by the Company. Each prospective investor must conduct and rely on his own evaluation of the Company and the terms of the Offering (including the merits and risks involved) in making an investment decision with respect to the securities described herein. Investment in the Shares involves a high degree of risk. See "RISK FACTORS."


                        TERMS OF THE OFFERING
General

    A maximum of fourteen (14) - 7 3/4% Senior Convertible Notes with 1,400,000 (100,000 shares each note) underlying restricted common shares ("Shares") (par value $.001 per share) to be issued in whole or in part at conversion at the discretion of each Noteholder) are being offered "Investors"; provided, however, that offers and sales may be made to "Accredited Investors" and a limited number of "Non-Accredited Investors" as those terms are defined in Regulation D and Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act") upon the written consent of the Company at a price of $35,500 per Note on a best efforts basis. The Company reserves the right to reject any subscription, to accept one subscription over another, and to allocate available Shares among subscribers as it deems appropriate.


Subscription Payments

    The purchase price of the Notes subscribed for must be paid for by
cash, check or wire transfer.   All checks or wires are to be made out to
"Canterbury Consulting Group, Inc."

Restrictions on Transferability

    The securities described herein are: (i) not registered under the Securities Act or the securities laws of any state; and (ii) are being offered and sold in reliance upon exemptions from the registration provisions of federal and state securities laws. Investors purchasing such securities will, therefore, not be able to resell or otherwise transfer such securities in the absence of registration under the Securities Act or unless an exemption from the registration requirements thereof is made available. Additionally, all applicable state laws requiring registration or qualification must also be satisfied before any resale or transfer of the securities is permitted.


Investor Suitability Standards

    The Securities will only be sold to "Institutional Investors" provided, however, that Securities may be sold to "Accredited Investors" and a limited number of "Non-Accredited Investors" within the meaning prescribed by Regulation D and Rule 501 and Rule 506 promulgated under the Securities
Act upon the written consent of the Company.

    Each investor will be required to represent that the investment is suitable for him, that he is purchasing the Securities for investment and not with a view to a distribution or resale, and that he is purchasing the Securities for his own account and not for the account of others. The Company may require additional information with respect to any subscriber. Subscription information will be used by the Company to determine whether or not to accept subscriptions and will be kept confidential and not disclosed except to counsel and, if required, to governmental and regulatory authorities. The Company reserves the right, in its sole discretion, to reject any subscription or to accept one subscription over another.

Plan of Distribution

    The Company is offering the Securities described herein on a "best efforts" basis. The Company reserves the right to accept or reject subscriptions from any individual or entity at any time prior to closing.



                            THE OFFERING

Securities Offered:     The Company is offering a maximum of fourteen (14)
                        - 7 3/4% Senior Convertible Notes maturing in 36
                        months with 1,400,000 shares (100,000
                        shares for each Note) underlying the Notes if converted, into restricted common shares to Institutional Investors (as well as to "Accredited
                        Investors" and a limited number of "Non-accredited
                        Investors" as permitted by this Memorandum) pursuant to this Private Placement Memorandum (this
                        "Memorandum").


Minimum Purchase:      Unless otherwise agreed to by the Company, the
                       purchase by each prospective investor is one 7 3/4%
                       Senior Convertible Note ($35,500).


Capital Stock
Outstanding
Prior to Offering:    Approximately 1,850,000 shares of Common Stock were
                      outstanding as of the date of this offering. Upon completion of the Offering, the Company will have an additional 1,400,000 shares outstanding if the maximum Notes are sold and all are converted.


Voting Rights:        Each share of Common Stock has one vote when and if
                      converted.


Risk Factors:         An investment in the Securities involves a high degree
                      of risk and should only be undertaken by investors able to lose their entire investment. Prospective investors should review carefully and consider the factors described under "RISK FACTORS".


Use of Proceeds:      The net proceeds to the Company will be used for
                      working capital.


Registration Rights:  None.


                                RISK FACTORS

    Purchase of the securities offered hereby involves a high degree of risk and must be considered a speculative investment. An investment in the securities is suitable only for persons of adequate means, who have no need for liquidity in their investment, who can afford the loss of their entire investment and who are "Institutional Investors " or who meet the accredited investor requirements of Regulation D promulgated under the Securities Act or a limited number of non-accredited investors. Prospective investors should, prior to any purchase of the Shares, carefully consider the following risk factors, as well as the other information contained in this Memorandum, attached hereto as Exhibits and incorporated by reference herein.

1. WE HAVE NOT BEEN PROFITABLE AND MAY NOT BECOME PROFITABLE, IN WHICH EVENT OUR BUSINESS WOULD BE ADVERSELY AFFECTED.

    We have not been profitable. We may never again be profitable, or, if we become profitable, we may be unable to sustain profitability.

2.   WE FACE SIGNIFICANT COMPETITION.

    The market for training and technology consulting services is intensely competitive. We expect competition in our market to continue to intensify as a result of increasing market size, greater visibility of the market opportunity for internet services and minimal barriers to entry. Industry consolidation may also increase competition. We compete with many types of companies, including both online and offline companies, and a variety of internet-based training and networking companies. Many of our existing competitors, as well as a number of potential new competitors, have longer operating histories, greater name recognition, larger client bases and significantly greater financial, technical and marketing resources than we do. This may allow them to compete more effectively and be more responsive to industry and technological change than us. We may not be able to compete successfully and competitive pressures may reduce our revenues and result in increased losses or reduced profits.

3.   OUR BUSINESS MAY SUFFER IF WE ARE UNABLE TO RETAIN KEY PERSONNEL.

    Our future success is substantially dependent upon the continued service of Kevin J. McAndrew, Stanton M. Pikus and other executive officers, managers and directors. The loss of the services of any of these individuals could have a material adverse affect on our business, although we have employment agreements for both Kevin J. McAndrew and Stanton M. Pikus. Competition for senior management is intense, and we may not be successful in attracting and retaining key personnel.

4. THE INABILITY TO PROTECT OUR INTELLECTUAL PROPERTY RIGHTS, AND ANY INFRINGEMENT ON THE INTELLECTUAL PROPERTY RIGHTS OF OTHERS, COULD ADVERSELY AFFECT OUR BUSINESS.

    Third parties may infringe or misappropriate our patents, trademarks or other intellectual property rights, which could have a material adverse effect on our business, results of operations or financial condition. The actions we take to protect our trademarks and other proprietary rights may not be adequate. In addition, the validity, enforceability and scope of protection of proprietary rights in Internet-related industries is uncertain and still evolving.

    Third parties may assert infringement claims against us. Any claims and any resulting litigation, should they occur, could subject us to significant liability for damages. In addition, even if we prevail, litigation could be time-consuming and expensive to defend, and could result in the diversion of our time and attention. Any claims from third parties may also result in limitations on our ability to use the intellectual property subject to these claims unless we are able to enter into contractual arrangements with the third parties making these claims, which arrangements may not be available on commercially reasonable terms.

5.   OUR GROWTH WILL DEPEND ON THE GROWTH OF THE ECONOMY.

    We depend on continued growth in the economy by businesses and customers. If the technology sector does not grow or grows more slowly than expected, the demand for our services and products by current and potential customers may decline or grow more slowly than anticipated. Even if the economy grows, there is no guaranty that the technology sector and/or our niche in that sector will prosper.

6. LAWS AND REGULATIONS PERTAINING TO THE INTERNET MAY ADVERSELY AFFECT OUR BUSINESS.

    There are an increasing number of laws and regulations pertaining to the Internet. These laws and/or regulations may relate to liability for information retrieved from or transmitted over the Internet, online content regulation, user privacy, taxation and the quality of products and services. Moreover, the applicability to the Internet of existing laws governing intellectual property ownership and infringement, copyright, trademark, trade secret, obscenity, libel, employment, personal privacy and other issues is uncertain and developing. Any new law or regulation pertaining to the Internet, or the application or interpretation of existing laws, could decrease the demand for our services, increase our cost of doing business or otherwise have a material adverse effect on our business, results of operations and financial condition.

7.   WE MAY BE UNABLE TO RESPOND TO TECHNOLOGICAL CHANGE EFFECTIVELY.

    Our industry is characterized by rapid technological change, frequent new service introductions, changing consumer demands and evolving industry standards and practices. Our inability to anticipate and effectively respond to these changes on a timely basis would materially adversely affect our business, results of operations and financial condition. Our future success will depend, in part on our ability to cost-effectively adapt to rapidly changing technologies, to enhance existing services and to develop and introduce a variety of new services to address changing demands of customers and our clients on a timely basis.

8.   ARBITRARY DETERMINATION OF OFFERING PRICE.

    Even though the Company's common stock has been trading on the Nasdaq Small Cap Market in excess of the Offering price, the Offering price of the Shares was arbitrarily determined by the Company and does not necessarily bear any relationship to the Company's asset value, net worth or other established criteria of value.

9.  VOTING CONTROL BY MANAGEMENT; POTENTIAL ANTI-TAKEOVER EFFECT.

    After giving effect to this offering Management will beneficially own a substantial number of the outstanding shares. Accordingly, they may, by themselves, have sufficient shares to be able to approve major corporate transactions including amending the Certificate of Incorporation of the Company, the sale of substantially all of the Company's assets, the election of all of the directors of the Company and to control the Company's change in control of the Company and may adversely affect at the rights of the shareholders of the Company. In addition, the Company is subject to the Delaware statute regulating business combinations which may also hinder or delay a change or control.


                              THE COMPANY
                              -----------

                          DESCRIPTION OF BUSINESS

    Please see the Company's 10-K filing for the fiscal year 2002 pages two through seven for a detailed description of the business of the Company.

                              LEGAL PROCEEDINGS

None.

                            REGISTRATION RIGHTS

None.

                              USE OF PROCEEDS

    If the maximum offering is sold, the Company should receive net proceeds of approximately $487,000. All proceeds to be used for working capital.


                               MANAGEMENT

    Please see Form 10-K for the fiscal year ended November 30, 2002 pages 17 through 20.


                          PRINCIPAL STOCKHOLDERS

    Please see Form 10-K for the fiscal year ended November 30, 2002 pages 21 and 22.


                          DESCRIPTION OF SECURITIES

Common Stock

    Holders of shares of Common Stock of the Company are entitled to cast one vote for each share held at all shareholders meetings for all purposes, including the election of directors, and to share equally on a per share basis in such dividends as may be declared by the Board of Directors out of funds legally available therefore. Upon liquidation or dissolution, each outstanding share of Common Stock will be entitled to share equally in the assets of the Company legally available for distribution to shareholders after the payment of all debts and other liabilities. Shares of Common Stock are not redeemable, have no conversion rights and carry no preemptive or other rights to subscribe to or purchase additional shares in the event of a subsequent offering. All outstanding shares of Common Stock are, and the shares offered hereby will be when issued, fully paid and non-assessable.

Senior Convertible Promissory Notes

    Terms and conditions for the Senior Convertible Promissory Notes being sold herewith are set forth earlier in this Memorandum.

Non-Cumulative Voting

    CITI Common Stock does not have cumulative voting rights which means that the holders of more than fifty percent of the Common Stock voting for election of directors can elect one hundred percent of the directors of the Company if they choose to do so.


                          SUITABILITY STANDARDS

INVESTMENT IN THE NOTE AND UNDERLYING SECURITIES INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL RESOURCES WHO HAVE NO NEED FOR LIQUIDITY IN THEIR INVESTMENT. See "RISK FACTORS".

    The Securities lack liquidity as compared with other securities since the Securities will be restricted by the Subscription Agreement and applicable federal and state securities laws.

    The Securities will be offered or sold only to a subscriber whom the Issuer believes, based on reasonable grounds after reasonable inquiry, is an "accredited investor" or to a limited number of "non-accredited investor" pursuant to Regulation D, Rule 506 or Rule 4(2) of the Securities Act of 1933, as amended ("Act"). An "accredited investor" as defined in Regulation D [Rule 501 (a) under the Securities Act of 1933 (17 C.F.R. Sec. 230.501
(a)] is, among other things, a natural person whose net worth exceeds $1,000,000 or a natural person who has had an individual income in excess of $200,000 in each of the most recent two years and who expects an income in excess of $200,000 in the current year.

    Subscribers' representations will be reviewed to determine the suitability of prospective purchasers, and the Issuer will have the right to refuse a subscription for the Securities for any reason in its sole discretion. Subscriptions will not necessarily be accepted in the order in which received.


                         RESTRICTIONS ON TRANSFER

    The Securities offered hereby are restricted securities as that term is defined in the Securities Act of 1933 as amended.

    Investment in the Securities offered may be made by persons who do so for investment purposes only and without a view to resale or further distribution. This Confidential Offering Memorandum and the Subscription Agreement provides that no sale will be approved in the absence of a effective registration or an opinion of counsel satisfactory to the Company that such transfer qualifies for an exemption. The purchaser of the securities offered hereby agrees to the placement of a legend on the underlying common stock certificates if and when converted, restricting transferability and additionally agrees not to sell the securities purchased unless the Securities are subsequently registered or there is an exemption available (such as Rule 144) in lieu of Registration.

    The Company has agreed to indemnify its officers, Directors and agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.


                         METHOD OF SALE OF NOTES

    The offering of Notes and underlying Shares will be conducted in reliance upon exemptions from registration requirements contained in Section 4(2) and Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act") and pursuant to the relevant state "blue sky" laws for transactions not involving a public offering. Accordingly, offers and sales of the Shares will only be made to prospective Investors who satisfy, in the sole judgment of the Company, all of the following suitability standards:

1. Each Investor must be an "accredited investor" (or a limited number of "non-accredited investors") as such terms are defined in Rule 501(a) of Regulation D under the Securities Act.

2. Each Investor must confirm and represent that the Note and underlying Shares to be purchased are being acquired for investment and not with a view to distribution.

    Before closing any sale of Notes to an Investor, a Subscription Agreement in the form of Exhibit A hereto, must be executed by such Investor and delivered to the Company, along with a check or wire, payable to "Canterbury Consulting Group, Inc." in an amount equal to the purchase price of the Note being so purchased.

    Each prospective Investor should obtain the advice of his attorney, tax consultant, and business advisor with respect to the legal, tax and business aspects of the investment prior to subscribing for these securities.

    The Company may in its sole discretion accept or reject any potential Investor's subscription in whole or in part, irrespective of whether such Investor meets the minimum suitability standards for investing in the Offering. The Company is under no obligation to accept a potential Investor's subscription unless and until the Company accepts such Subscription Agreement at the Closing (as defined in the Subscription Agreement).

    This Offering will terminate on the earlier of the date of receipt by the Company of good funds and executed Subscription Agreements acceptable to the Company for all of the Notes being offered or as soon as practical. Upon receipt of good funds from each Investor and upon acceptance of the subscription by the Company a closing shall be held. At such Closing, the Company will cause to be delivered to Investors whose Subscription
Agreements and funds have been accepted by the Company Notes duly issued and authorized by the Company which represent the amount of debt which the Company has agreed to sell to such Investors.

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EXHIBIT "A"

SUBSCRIPTION AGREEMENT
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